Second Quarter 2011 Review July 19, 2011 Speakers: Beth Mooney Jeff Weeden Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key’s financial condition, results of operations, earnings outlook, asset quality trends and profitability.  Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control.  Key’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements.  Factors that could cause Key’s actual results to differ materially from those described in the forward-looking statements can be found in KeyCorp’s Annual Report on
Form 10-K for the year ended December 31, 2010, and its Quarterly Report on Form 10-Q for the period ended March
31, 2011, which have been filed with the Securities and Exchange Commission and are available on Key’s website
(www.key.com/ir) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date.  Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995 FORWARD-LOOKING STATEMENT DISCLOSURE

Momentum in the business – new client acquisition and growth
Leveraging strong balance sheet; growth in C&I loans
Investing in the business
Growing the
Franchise
Increased quarterly dividend to $.03 per common share
Repurchased warrant issued to U.S. Treasury under TARP
Positioned to meet Basel III requirements
Leadership team in place
Continued improvement in credit quality
Well controlled expenses - driving to create positive operating leverage
Execution of
Business Plan
Investor Highlights – Second Quarter 2011
Strategic statement:  Key grows by building enduring relationships through client-focused solutions and extraordinary service
Disciplined
Capital
Management

(a)  Continuing operations, unless otherwise noted
(b)  Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts) divided by period-end consolidated total deposits (excluding deposits in foreign office)
Executing Business Plan: Progress on Targets for Success
Improve funding mix
Focus on risk-adjusted returns
Grow client relationships
Leverage Key’s total client solutions and cross-
selling capabilities
>3.50% 3.19% Net interest margin
Growing high
quality, diverse
revenue streams
>40% 44%
Noninterest income
to total revenue
Improve efficiency and effectiveness
Leverage technology
Change cost base to more variable from fixed
$300-$375
million
$320 million
implemented
Keyvolution cost savings
Creating positive
operating
leverage
Execute our client insight-driven relationship model
Lower credit costs
Improved funding mix with lower cost core deposits
Keyvolution savings
1.00-1.25% 1.23% Return on average assets
Executing our
strategies
Focus on relationship clients
Exit noncore portfolios
Limit concentrations
Focus on risk-adjusted returns
40-50 bps 1.11% NCOs to average loans
Returning to a
moderate risk
profile
Improve risk profile of loan portfolio and grow
relationships
Improve deposit mix and grow deposit base
90-100% 86% Loan to deposit ratio (b) Core funded
Action Plans Targets
KEY
2Q11
KEY Metrics
(a)
KEY Business
Model

Financial Summary – Second Quarter 2011
Capital
(b)
Asset Quality
(a)
Financial
Performance
(a)
Metrics
TE = Taxable equivalent, EOP = End of Period
(a)  From continuing operations
(b)  From consolidated operations
(c)  6-30-11 ratios are estimated
2Q11 1Q11 2Q10
Income from continuing operations attributable to Key $.26 $.21 $.06 common shareholders
Net interest margin (TE) 3.19% 3.25% 3.17%
Return on average total assets 1.23 1.32 .44
Tier 1 common equity
(c)
11.01% 10.74% 8.07%
Tier 1 risk-based capital
(c)
13.76 13.48 13.62
Tangible common equity to tangible assets 9.67 9.16 7.65
Book value per common share $9.88 $9.58 $9.19
Net loan charge-offs to average loans 1.11% 1.59% 3.18%
NPLs to EOP portfolio loans 1.76 1.82 3.19
NPAs to EOP portfolio loans + OREO + Other NPAs 1.98 2.23 3.88
Allowance for loan losses to period-end loans 2.57 2.83 4.16
Allowance for loan losses to NPLs 146.08 155.03 130.30

Stabilizing Loan Portfolio
$16.9
$16.3
$16.6
$16.9
$17.7
43.4% 43.2% 42.9%
42.7%
42.9%
$0
$5
$10
$15
$20
2Q10 3Q10 4Q10 1Q11 2Q11
30%
40%
50%
60%
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
Commercial, Financial and Agricultural loans
increased by 3.7% in 2Q11 compared to 1Q11
– Modest growth in Commercial Banking and
industrial vertical of Corporate Bank
Commercial Real Estate loans continued to
decline, but at a slower pace
Slower run-off in exit portfolio and focus on
targeted segments positions Key for future
loan growth
CF&A loans
Utilization rate
(4.4)%
3.7%
(1.5)%
(2.3)%
(5.7)%
(5.2)%
(10.3)%
(9.7)%
(7.4)%
-15%
-10%
-5%
0%
5%
10%
15%
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Quarterly % Change in Average CF&A Loans Average Loans
$0
$10
$20
$30
$40
$50
$60
2Q10 3Q10 4Q10 1Q11 2Q11
Exit Portfolios Home Equity & Other
CF&A & Leasing Commercial Real Estate
$55.0
$ in billions
$52.6
$50.8
$49.3
$48.5

■

■

■

Non-time deposits increased by 6%

CDs decreased by 40%

Improving Deposit Mix
Highlights Average Non-time Deposits
(a)
Higher cost CDs continue to decline, while
lower cost deposits have remained strong
Improved funding mix has reduced the cost
of deposits
Total CD maturities and average cost
– 2011: $4.3 billion at 1.51%
– 2012: $5.1 billion at 2.69%
– 2013 & beyond: $2.7 billion at 4.08%
Average CD Balances
$42.8
$43.6
$45.8
$45.4
$45.3
.17% .18%
.23%
.18%
.21%
$20
$30
$40
$50
2Q10 3Q10 4Q10 1Q11 2Q11
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
$ in billions
$ in billions
$12.4
$13.6
$15.0
$17.3
$20.8
2.82%
2.69%
3.13%
2.66%
2.60%
$0
$5
$10
$15
$20
$25
2Q10 3Q10 4Q10 1Q11 2Q11
0.00%
2.00%
4.00%
6.00%
(a)  Excludes time deposits and deposits in foreign office
(b)  Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts) divided by period-end consolidated total deposits (excluding deposits in foreign office)
Loan to Deposit Ratio
(b)
88%
86% 85% 85%
81%
0%
25%
50%
75%
100%
125%
2Q10 3Q10 4Q10 1Q11 2Q11
Continuing operations Discontinued operations
90%
93%
92% 91%
Cost of non-time deposits
Non-time deposits
Average rate on CDs Total average CDs
86%

$950
$1,089
$1,338
$1,801
1.76% 1.82%
2.13%
2.67%
3.19%
$0
$1,000
$2,000
$3,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
$2,086
Nonperforming Assets Net Charge-offs & Provision for Loan Losses
NPLs
NPLs to period-end loans
$435
$357
$256
$193
$134
$228
$94
$(97)
$(40)
$(8)
3.18%
2.69%
1.59%
1.11%
2.00%
-$200
$0
$200
$400
$600
2Q10 3Q10 4Q10 1Q11 2Q11
-2.00%
.00%
2.00%
4.00%
6.00%
8.00%
NCOs Provision for loan losses NCOs to average loans
Allowance for Loan Losses Allowance to Nonperforming Loans
$1,230
$1,372
$1,604
$1,957
$2,219
3.81%
3.20%
4.16%
2.83%
2.57%
$0
$1,000
$2,000
$3,000
2Q10 3Q10 4Q10 1Q11 2Q11
0.00%
2.00%
4.00%
6.00%
Allowance for loan losses ALLL to period-end loans
146.1%
155.0%
150.2%
142.6%
130.3%
0%
50%
100%
150%
200%
2Q10 3Q10 4Q10 1Q11 2Q11
$ in millions
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Key expects NCOs and NPAs to continue to decline in 2011
Continued Improvement in Asset Quality

Total Revenue
TE = Taxable equivalent
$570
$604
$635
$647
$623
3.35%
3.31%
3.17%
3.25%
3.19%
$0
$200
$400
$600
$800
2Q10 3Q10 4Q10 1Q11 2Q11
0.00%
2.00%
4.00%
6.00%
$ in millions
Continuing Operations
Net interest margin
Net interest income
Highlights Net Interest Margin (TE) Trend
Net interest income and NIM impacted by:
– Decline in earnings assets related to TARP
– Movement of escrow deposits
– Hedge maturities
Excess liquidity and low-rate environment
pressuring net interest margin
New client acquisition and execution of
relationship-based model provide opportunities
to grow noninterest income
Noninterest Income and % of Total Revenue
$492
$486
$526
$457 $454
44.3%
43.1%
44.1%
45.3%
42.9%
$0
$200
$400
$600
2Q10 3Q10 4Q10 1Q11 2Q11
30.0%
40.0%
50.0%
60.0%
Noninterest income
Noninterest income to
total revenue
$ in millions

Focused Expense Management
Noninterest Expense
Personnel expense
$ in millions
Highlights
Noninterest expense declined by $21 million
compared to 1Q11
– Sales of OREO properties resulted in net gains
– Reduction in FDIC assessment expense
Continuing to seek additional cost savings,
having achieved Keyvolution target
Average FTEs
16,436
15,301
15,973
16,937
15,772
15,665
15,584
15,424
15,349
$14,000
$15,000
$16,000
$17,000
$18,000
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
$385
$359 $365
$371 $380
$384
$377
$379
$330
$300
$0
$250
$500
$750
$1,000
2Q10 3Q10 4Q10 1Q11 2Q11
Non-personnel expense
$680
$701
$744
$736
$769

2Q11 Pre-Provision Net Revenue Pre-Provision Net Revenue Trend
Pre-Provision Net Revenue (a) and ROAA (b)
(a)  Net interest income plus taxable-equivalent adjustment and noninterest income less noninterest expense
(b)  From continuing operations
1.23%
1.32%
1.53%
.93%
.44%
.0%
.5%
1.0%
1.5%
2.0%
2Q10 3Q10 4Q10 1Q11 2Q11
Return on Average Assets
$346
$397
$417
$360
$344
$0
$100
$200
$300
$400
$500
2Q10 3Q10 4Q10 1Q11 2Q11
$ in millions
$1,024
$680
$344
Total revenue Noninterest
expense
PPNR
$ in millions
Net interest
income
56%
Noninterest
income
44%
Personnel
expense
56%
Non-personnel
expense
44%

9.67%
9.16%
7.65%
8.00%
8.19%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2Q10 3Q10 4Q10 1Q11 2Q11
Tier 1 Common Equity
Tangible Common Equity to Tangible Assets
Strong Capital Ratios
11.01%
10.74%
8.07%
8.61%
9.34%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2Q10 3Q10 4Q10 1Q11 2Q11
Peer leading capital position supports growth
Positioned for successful transition to Basel III
Continued capital generation through
execution of strategy
Increased quarterly common stock dividend
Highlights
$9.88
$9.58
$9.19
$9.54
$9.52
$8.00
$8.50
$9.00
$9.50
$10.00
2Q10 3Q10 4Q10 1Q11 2Q11
Book Value per Share

13 Appendix

Available for Sale Securities Highlights
$17.3
$20.3
$21.3
$21.2
$19.0
3.19%
3.18%
3.63%
3.27%
3.43%
$0
$5
$10
$15
$20
$25
2Q10 3Q10 4Q10 1Q11 2Q11
2.00%
3.00%
4.00%
5.00%
Average AFS securities Average yield
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency or GSE backed:
GNMA, Fannie & Freddie
– No private label MBS or financial paper
Average portfolio maturity at June 30, 2011:
3.0 years
Unrealized net gain of $563 million on
available-for-sale securities portfolio at 6/30/11
Mortgage paydowns in 2Q11 were $942
million vs. $1,462 million in 1Q11
Securities to Total Assets
(a)
21.1%
21.6%
21.0%
22.6%
23.9%
0%
5%
10%
15%
20%
25%
30%
2Q10 3Q10 4Q10 1Q11 2Q11
(a) Includes end of period held-to-maturity and available-for-sale securities

N/M = Not Meaningful
(a) Net charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(b) 6-30-11 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
Credit Quality
Credit Quality by Portfolio
$ in millions
Period-end
loans
Average
loans
6/30/11 2Q11 2Q11 1Q11 2Q11 1Q11 6/30/11 3/31/11 6/30/11 6/30/11 6/30/11
Commercial, financial and agricultural $16,883 $16,922 $36 $32 .85% .80% $213 $221 $395 2.34% 185.45%
Commercial real estate:
Commercial mortgage 8,069 8,460 12 43
.57 1.89
230 245 343
4.25 149.13
Construction 1,631 1,760 24 30 5.47 5.99 131 146 106 6.50 80.92
Commercial lease financing 6,105 6,094 4 11
.26 .70
41 42 107
1.75 260.98
Real estate - residential mortgage 1,838 1,818 6 9
1.32 2.02
79 84 41
2.23 51.90
Home equity:
Key Community Bank 9,431 9,441 27 24 1.15 1.03 101 99 99 1.05 98.02
Other 595 611 10 14
6.56 8.78
11 13 37
6.22 336.36
Consumer — Key Community Bank 1,157 1,151 9 10
3.14 3.51
3 3 47
4.06 N/M
Consumer other:
Marine 1,989 2,051 4 19 .78 3.54 32 31 52 2.61 162.50
Other 142 146 2 1
5.49 2.60
1 1 3
2.11 300.00
Continuing total $47,840 $48,454 $134 $193
1.11
%
1.59
% $842 $885 $1,230
2.57
%
146.08
%
Discontinued operations - education
lending business 6,261 6,240 32 35 4.02 4.33 21 22 109 3.45 N/M
Consolidated total $54,101 $54,694 $166 $228 1.29% 1.76% $863 $907 $1,339 2.63% 155.16%
Allowance /
period-end
loans
(b)
Allowance /
NPLs
Net loan
charge-offs
Net loan
charge-offs
(a)
/
average loans
Nonperforming
loans
Ending
allowance
(b)

Commercial Real Estate by Property Type and Geography
(a)   Nonresidential land and development loans
N/M = Not Meaningful
Commercial Real Estate Loans – 6/30/11
$ in millions
(a)
Geographic Region % of Commercial
West Southwest Central Midwest Southeast Northeast Total Total CRE Mortgage Construction
Nonowner-occupied:
Retail properties $330 $169 $215 $241 $393 $230 $1,578 16.3% $1,262 $316
Multifamily properties 146         143                263          220            289                260               1,321       13.6 950                  371
Health facilities 194         6                     149          217            202                199               967          10.0 916                  51
Office buildings 142         74                  109          115            51                  265               756          7.8 617                  139
Warehouses 229         -                      43            78              74                  87                 511          5.3 483                  28
Residential properties 85           20                  56            80              67                  80                 388          4.0 104                  284
Hotels/motels 59           -                      24            5                146                33                 267          2.8 225                  42
Land and development 21           13                  36            7                54                  67                 198          2.0 14                     184
Manufacturing facilities 2             -                      5              8                -                     6                   21            .2 20                     1
Other 68           2                     12            45              86                  101               314          3.2 300                  14
Total nonowner-occupied 1,276      427                912          1,016         1,362             1,328            6,321       65.2 4,891               1,430
Owner-occupied 1,398      37                  315          732            139                758               3,379       34.8 3,178               201
     Total $2,674 $464 $1,227 $1,748 $1,501 $2,086 $9,700 100.0% $8,069 $1,631
Nonowner-occupied: June 30, 2011
Nonperforming loans $53 $56 $6 $50 $51 $54 $270 N/M $149 $121
90+ days past due 22           -                      -               2                -                     12                 36            N/M 8                       28
30-89 days past due 15           4                     1              16              36                  26                 98            N/M 65                     33
Nonowner-occupied: March 31, 2011
Nonperforming loans $68 $27 $49 $40 $64 $54 $302 N/M $166 $136
90+ days past due 6             -                      10            2                -                     29                 47            N/M 24                     23
30-89 days past due 30           -                      28            9                18                  11                 96            N/M 53                     43

(a)  Nonresidential land and development loans
Commercial Real Estate
Commercial Real Estate Credit Quality
$ in millions
(a)
Period-end
loans
6-30-11 3-31-11 6-30-11 3-31-11 2Q11 1Q11
Retail properties $1,578    $1,907     $66         $69        $6          $24
Multifamily properties 1,321 1,518 47 21 (1) 11
Health facilities 967 1,056 11 35 3
-
Office builldings 756 865 25 30 4 8
Warehouses 511 498 10 12
-                 -
Residential properties 388 425 69 100 9 14
Hotels/motels 267 307 5 1
-                 -
Land and development 198 209 18 12 6 10
Other CRE 335 355 19 22 4 4
Total nonowner-occupied 6,321 7,140 270 302 31 71
Owner-occupied 3,379 3,511 91 89 5 2
Total $9,700    $10,651   $361       $391      $36        $73
Nonperforming
loans charge-offs
Net loan

(a)  Average LTVs are at origination.  Current average LTVs for Community Bank total home equity loans and lines is approximately 79%, which compares to 79% at the end of the first quarter of 2011
Community Bank – Home Equity
Exit Portfolio – Home Equity
$ in millions, except average loan size
$ in millions, except average loan size
(a)
(a)
Home Equity Loans – 6/30/11
Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2010 and
2011 2009 2008 2007
2006 and
prior
Home equity loans and lines
First lien 4,968 $  58,019 $     751 66% .6% 17        11    11    8      53%
Second lie 4,463     44,671        750 75       3.4          13        8      18    17    44
Total home equity loans and lines 9,431 $  50,831 $     750 70       1.9          15        9      15    12    49
Nonaccrual loans
First lien 56 $       72,987 $     716 73% .6% 1% 3% 6% 15% 75%
Second lie 46          55,757        706 77       3.3          -           4      11    26    59
Total home equity nonaccrual loans 102 $     64,053 $     712 75       1.7          1          4      8      19    68
Second quarter net charge-offs 27 $       -           1% 23% 28% 48%
Net loan charge-offs to average loans 1.15%
Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
% of Loans
LTV>90%
2010 and
2011 2009 2008 2007
2006 and
prior
Home equity loans
First lien 26 $       23,056 $     747 32% .4% -           -       1% 24% 75%
Second lie 569        25,404        731 82       32.6        -           -       2      40    58
Total home equity loans 595 $     25,292 $     731 80       31.2        -           -       1      40    59
Nonaccrual loans
First lien 1 $         20,612 $     724 31% -             -           -       -       9% 91%
Second lie 10          28,655        705 83       33.2% -           -       2% 36    62
Total home equity nonaccrual loans 11 $       27,969 $     706 81       31.1        -           -       2      34    64
Second quarter net charge-offs 10 $       -           -       1% 50% 49%
Net loan charge-offs to average loans 6.56%

Exit Loan Portfolio Trend (Excluding Discontinued Operations)
Exit Loan Portfolio
$ in millions
(a) Includes the business aviation, commercial vehicle, office products, construction and industrial leases, Canadian lease financing portfolios; and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases; and qualified technological equipment leases
(b) Includes loans in Key’s consolidated education loan securitization trusts
$4,736
$5,048
$6,357
$5,846
$5,388
$0
$2,000
$4,000
$6,000
$8,000
2Q10 3Q10 4Q10 1Q11 2Q11
$ in millions
Exit Loan Portfolio
Change
6-30-11 vs.
6-30-11 3-31-11 3-31-11 2Q11 1Q11 6-30-11 3-31-11
Residential properties – homebuilder $62 $87 $(25) $1 $2 $33 $44
Marine and RV floor plan 122 150 (28) 1 3 31 35
Commercial lease financing
(a)
1,826 1,922 (96) 7 2 19 21
Total commercial loans 2,010 2,159 (149) 9 7 83 100
Home equity – Other 595 627 (32) 10 14 11 13
Marine 1,989 2,112 (123) 4 19 32 31
RV and other consumer 142 150 (8) 2 1 - 1
Total consumer loans 2,726 2,889 (163) 16 34 43 45
Total exit loans in loan portfolio $4,736 $5,048 $(312) $25 $41 $126 $145
Discontinued operations - education
lending business (not included in exit loans above)
(b)
$6,261 $6,318 $(57) $32 $35 $21 $22
Balance on
Nonperforming
Status
Balance
Outstanding Charge-offs
Net Loan

Credit Quality Trends
Quarterly Change in Criticized Outstandings
(a) Delinquencies to Period-end Total Loans
(12.3)%
(11.2)%
(16.7)%
(14.3)%
(12.8)%
(1.0)%
(8.1)%
(2.0)%
2.8%
35.1%
41.5%
17.1%
(8.4)%
41.7%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
30 – 89 days delinquent 90+ days delinquent
(a) Loans and leases outstanding
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
.97%
.98%
.95%
1.29%
1.14%
1.14%
1.59%
1.72%
1.61%
1.87%
1.69%
1.17%
1.07%
1.49%
.25%
.32%
.48%
.30%
.45%
.78%
.56%
.60%
.82%
.62%
.57%
.42%
.47%
.36%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%